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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 25, 2006


                             SIGNATURE EYEWEAR, INC.
             (Exact Name of Registrant as Specified in its Charter)

         California                      0-23001                 95-3876317
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                              498 North Oak Street
                               Inglewood, CA 90302
                    (Address of Principal Executive Offices)

                                 (310) 330-2700
                         (Registrant's Telephone Number)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 8.01  OTHER EVENTS

     Signature Eyewear, Inc. has entered into a license agreement with Cutter & Buck, Inc. that gives Signature Eyewear the exclusive worldwide right to design, manufacture and distribute Cutter & Buck optical and sun eyewear. The license agreement expires on December 31, 2009, and Signature Eyewear has a two-year renewal option provided it is in compliance with the license agreement. See the Press Release attached as an Exhibit to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS

           (d)   Exhibit

           99.1  Press Release dated April 27, 2006


























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 27, 2006                          SIGNATURE EYEWEAR, INC.


                                               By: /s/ Michael Prince
                                                   ----------------------------
                                                   Michael Prince
                                                   Chief Executive Officer
























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